SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               _____________


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): December 6, 2002


                                 SLI, INC.
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


      Oklahoma                        0-25848                 73-1412000
--------------------------------   -------------          --------------------
(State or Other Jurisdiction of     (Commission             (IRS Employer
      Incorporation)                File Number)           Identification No.)


       500 Chapman Street, Canton, Massachusetts               02021
   ---------------------------------------------------------------------------
        (Address of principal executive offices)             (zip code)


                               (781) 828-2948
          --------------------------------------------------------
            (Registrant's telephone number, including area code)


                               Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On December 6, 2002, SLI, Inc. (the "Company") filed a Notice of Filing of Monthly Operating Report covering the period from September 30, 2002 through October 27, 2002 (the "Monthly Operating Report"), with the United States Bankruptcy Court for the District of Delaware in the Company's Chapter 11 bankruptcy reorganization proceedings. A copy of the Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits.

(a) Exhibits:

    Number     Description

    99.1 Notice of Filing of Monthly Operating Report for period from September 30, 2002 through October 27, 2002 (including Exhibits).

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SLI, Inc.


                                          By:  /s/ Robert J. Mancini
                                               ------------------------
                                          Name:  Robert J. Mancini
                                          Title: Chief Financial Officer


Date:  December 11, 2002

                             INDEX TO EXHIBITS

      Number   Description

      99.1 Notice of Filing of Monthly Operating Report for period from September 30, 2002 through October 27, 2002 (including Exhibits).

                                                               EXHIBIT 99.1


                    TRANSMITTAL OF FINANCIAL REPORTS AND
                      CERTIFICATION OF COMPLIANCE WITH
              UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                     THE PERIOD ENDED OCTOBER 27, 2002


In re                                        | Case Nos. 02-12599 through
SLI, INC.,                                   | 02-12608
CHICAGO MINIATURE OPTOELECTRONIC             |
TECHNOLOGIES, INC.,                          |
ELECTRO-MAG INTERNATIONAL, INC.,             |
CHICAGO-MINIATURE LAMP-SYLVANIA LIGHTING     | Chapter 11
INTERNATIONAL, INC.,                         |
SLI LIGHTING PRODUCTS, INC.,                 |
SLI LIGHTING COMPANY,                        | Judge Honorable Mary F. Walrath
SLI LIGHTING SOLUTIONS, INC., AND            |
CML AIR, INC.,                               |
                                             |
Debtors.                                     |
---------------------------------------------


Attached are the Monthly Operating Reports for the Debtors referenced below. Each Monthly Operating Report includes the following:


REQUIRED DOCUMENTS                                      Form        Document
                                                        Number      Attached
Flash Variance Report                                                   X
Schedule of Cash Disbursements                          MOR-1           X
Income Statement                                        MOR-2           X
Balance Sheet                                           MOR-3           X
Consolidated Status of Postpetition Taxes               MOR-4a          X
Consolidated Summary of Unpaid Postpetition Debts       MOR-4b          X
Accounts Receivable Reconciliation and Aging            MOR-5a          X
Debtor Questionnaire                                    MOR-5b          X

The Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") on September 9, 2002. Fiscal October, which is covered by this report, runs from September 30, 2002 through October 27, 2002. Due to limitations of the Debtor's general ledger system, the following five Debtors are presented on a consolidated basis (SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc.) while the remaining three Debtors are reported separately.

MOR-1 is presented on a consolidated basis for all eight debtors, with a separate summary cash disbursement schedule breaking out each Debtor's disbursements. MOR-4a and 5b are presented on a consolidated basis for all of the Debtors.

The Debtors have not included the following information based upon an agreement with the Office of the United States Trustee:

o MOR-1 does not include copies of bank statements, disbursement journals, or bank reconciliation's due to the voluminous nature of such materials, limitations of the Debtor's systems, and the impracticality of providing such information in the timeframe required.

o MOR-4a does not include copies of tax returns or Form 6123 payment receipts due to the burdensome nature of providing such materials. In lieu of such information, a single affidavit from the Debtors' Executive Vice President has been provided.

I declare under penalty of perjury (28 U.S.C. Section 1746) those these report and the attached documents are true and correct to the best of my knowledge and belief.

         12/04/02                         /s/ Robert J. Mancini
    -----------------                     -----------------------------------
           Date                           Robert J. Mancini, Executive Vice
                                                 President & CFO


In re:  SLI Inc. et al.                                                                Case No.:  02-12599 through 02-12608

                                                                          Reporting Period:  Sept. 30, 2002 - Oct. 27, 2002

          CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                SEPTEMBER 30, 2002 THROUGH OCTOBER 27, 2002


                                                             Consolidated Filing Entities
                                          ------------------------------------------------------------------------------
                                                 Forecast           Actuals                     Variance
                                                 October            October         ------------------------------------
                                                 --------           -------

Beginning Cash                                    2,500              5,127             2,627               105.6%

Receipts
   Trade                                         10,300             10,952               652                 6.33%
   Intercompany                                       0                  0                 0
   Other Receipts                                     0                 21                21
                                                -------            -------           -------            ----------
      Total Receipts                             10,300             10,973               673                 6.53%

Payments
   Payroll & Wages
      Salaries                                    1,403              1,190              (213)              -15.18%
      Wages                                         116                 71               (45)              -38.79%
      Benefits                                      315                388                74                23.37%
      Severance                                       0                  0                 0
                                                -------            -------           --------           ----------
               Sub Total                          1,834              1,649              (184)              -10.06%

   Operating Expenses
      RM / Finished Goods / Freight               6,187              3,558            (2,628)              -42.48%
      Intercompany Payments                       1,593              1,855               262                16.48%
      Occupancy Costs                               626                301              (325)              -51.92%
      Utilities                                      92                109                18                19.13%
      Insurance                                     314                 36              (278)              -88.54%
      Contract / Temporary Labor                     20                 17                (3)              -15.00%
      Commissions                                   105                106                 1                 0.95%
      Selling                                        85                 64               (21)              -24.71%
      Corporate                                     120                 28               (92)              -76.67%
      Other                                         346                141              (205)              -59.19%
                                                -------            -------           -------            ---------
               Sub Total                          9,487              6,215            (3,271)              -34.48%
                                                -------            -------           -------            ---------
      Total Operating Expenses                   11,320              7,864            (3,456)             -30.53%

   Bankruptcy
      1st Day Relief
       Critical Trade - 3rd Party                   180              1,189             1,008              559.11%
       Critical Trade - Interco                       0                681               681
       Transport & Customs                            0                  6                 6
       Sales, Use & Other Taxes                       0                  0                 0
       Goods-in-transit/LC's                          0                  0                 0
       Reclamation                                    0                  0                 0
       Mechanics Liens                              100                  0              (100)
       Deposits                                       0                  0                 0
       Other 1st Day Relief                           0                  0                 0
                                                -------            -------           -------            --------
               Sub Total                            280              1,875             1,595              568.84%
      Professionals
       Bank Professionals                           620                482              (138)             -22.26%
       Professionals                              1,720                  0            (1,720)
                                                -------            -------           -------            ---------
               Sub Total                          2,340                482            (1,858)             -79.40%
      DIP Fees/Interest                             325                224              (101)             -31.09%
                                                -------            -------           -------            ---------
               Total Bankruptcy                   2,945              2,581              (364)             -12.37%
   Other Expenses
      Interest Expense and Fees                       4                 17                13              325.00%
      Professional Fees                              34                  4               (30)             -88.24%
      Taxes                                         145                 23              (122)             -84.14%
      Dividends                                       0                  0                 0
      Other                                           0                  0                 0
                                                -------            -------           -------            --------
               SubTotal                             183                 44              (139)             -75.96%
                                                -------            -------           -------            --------
Total Disbursements                              14,448             10,489            (3,959)             -27.40%
                                                -------            -------           -------            --------
  Net Cash Flow                                  (4,148)               484             4,632             -111.66%
                                                -------            -------           -------            --------
      Intercompany Transfers                          0                  0                 0
      DIP Facility Draw/(Payment)                 4,148              2,500            (1,648)
      Min Cash                                    2,500                  0            (2,500)
                                                -------            -------           -------            --------
   Ending Cash                                    2,500              8,110             5,610              224.41%
                                                =======            =======           =======            ========

DIP Facility
   US Facility                                   25,000             25,000                 0
      Opening Balance                            19,416              9,200           (10,216)
       US Draw/Repayment                          4,148              2,500            (1,648)
                                                -------            -------           --------
      Ending Balance                             23,564             11,700           (11,865)
                                                =======            =======           ========
          Availability                            1,436             13,300            11,865



In re:  SLI Inc. et al.                                                               Case No.:  02-12599 through 02-12608
                                                                         Reporting Period:  Sept. 30, 2002 - Oct. 27, 2002


                         SCHEDULE OF DISBURSEMENTS

                                                                                             Monthly Disbursements
Entity                                                                  September        October      November     December
                                                                        ------------  -----------------------------------------
   SLI Inc.                                                02-12608      $3,162           $1,354
   Chicago Miniature Optoelectronic Technologies, Inc.,    02-12599       4,207            6,305
   Electro-Mag International, Inc.,                        02-12600           -                -
   Chicago-Miniature Lamp-Sylvania Lighting International, 02-12602           -                -
   SLI Lighting Products                                   02-12603       5,121            2,830
   SLI Lighting Company                                    02-12604           -                -
   SLI Lighting Solutions                                  02-12605           4                -
   CML Air, Inc.,                                          02-12606           -                -
                                                                       --------------------------------------------------------
Disbursements (post filing only)                                        $12,494          $10,489
                                                                       ========================================================


In re:  SLI Inc.                                                   Case No.:  02-12599, 12600, 12602, 12606, 12608
                                                                 Reporting Period:  Sept. 30, 2002 - Oct. 27, 2002


                          Statement of Operations
                                 $US (000)

                                                                                         Cumulative Filing
SLI INC.(1)                                                               October            to Date
-----------------------------------------------------------------------------------------------------------
NET SALES
      Outside Sales                                                       $5,344                  $8,988
      Intercompany                                                            16                      56
Total                                                                      5,360                   9,044
COST OF GOODS SOLD                                                         4,925                   7,677
========================================================================================================
GROSS PROFIT                                                                 435                   1,367

Selling, General & Administration                                            729                   4,716
Loss on Impairment of Assets                                                   -                       -
One time cost                                                              1,000                   7,749
Restructuring                                                                  -                       -
                                                                                                       -
OPERATING INCOME                                                          (1,294)                (11,098)
OTHER (INCOME) EXPENSE:
      Interest Expense, net                                                   77                   6,238
      Related Party Interest Expense                                           -                    (26)
      (Gain)/loss on sale of assets                                            -                       -
      Minority interest                                                        -                       -
      Other, net                                                               -                     697

INCOME BEFORE TAX                                                         (1,371)                (18,007)
INCOME TAXES                                                                   -                     274
NET INCOME                                                               $(1,371)               $(18,281)


-----------
(1)  SLI Inc. consolidated includes the following entities: SLI Inc., Chicago
     Miniature Optoelectronic Technologies, Inc., Electro-Mag International,
     Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc



In re:  SLI Lighting Products                                                                Case No.:  02-12603
                                                               Reporting Period:  Sept. 30, 2002 - Oct. 27, 2002



                                  Statement of Operations
                                         $US (000)


                                                                             Cumulative Filing
SLI LIGHTING PRODUCTS                                           October          to Date
NET SALES
      Outside Sales                                              $4,136             $7,250
      Intercompany                                                    -                  -
Total                                                             4,136              7,250
COST OF GOODS SOLD                                                3,470              5,976
==========================================================================================
GROSS PROFIT                                                        666              1,274

Selling, General & Administration                                   710              1,196
Loss on Impairment of Assets                                          -                  -
One time cost                                                         -                  -
Restructuring                                                         -                  -

OPERATING INCOME                                                   (44)                 78
==========================================================================================
OTHER (INCOME) EXPENSE:
      Interest Expense, net                                           -                  -
      Related Party Interest Expense                                (7)               (14)
      (Gain)/loss on sale of assets                                   -                  -
      Minority interest                                               -                  -
      Other, net                                                      1                  3

INCOME BEFORE TAX                                                  (38)                 89
==========================================================================================
INCOME TAXES                                                       (30)                (30)
==========================================================================================
NET INCOME                                                         $(8)               $119


In re:  SLI Lighting Company                                                                               Case No.:  02-12604
                                                                             Reporting Period:  Sept. 30, 2002 - Oct. 27, 2002


                          Statement of Operations
                                 $US (000)


                                                                                        Cumulative Filing
SLI LIGHTING COMPANY                                              October                   to Date
NET SALES
      Outside Sales                                               $        -              $       -
      Intercompany                                                         -                      -
Total                                                                      -                      -
COST OF GOODS SOLD                                                         -                      -
=====================================================================================================
GROSS PROFIT                                                               -                      -

Selling, General & Administration                                          6                     12
Loss on Impairment of Assets                                               -                      -
One time cost                                                              -                      -
Restructuring                                                              -                      -

OPERATING INCOME                                                         (6)                   (12)
=====================================================================================================
OTHER (INCOME) EXPENSE:
      Interest Expense, net                                              (2)                    (4)
      Related Party Interest Expense                                       -                      -
      (Gain)/loss on sale of assets                                        -                      -
      Minority interest                                                    -                      -
      Other, net                                                         (3)                    (6)

INCOME BEFORE TAX                                                        (1)                    (2)
=====================================================================================================
INCOME TAXES                                                               -                      -
=====================================================================================================
NET INCOME                                                              $(1)                   $(2)



In re:  SLI Lighting Solutions                                                                               Case No.:  02-12605
                                                                               Reporting Period:  Sept. 30, 2002 - Oct. 27, 2002



                          Statement of Operations
                                 $US (000)


                                                                                   Cumulative Filing
SLI LIGHTING SOLUTIONS                                         October                 to Date
NET SALES
   Outside Sales                                             $      -             $       -
   Intercompany                                                     -                     -
Total                                                               -                     -
COST OF GOODS SOLD                                                  -                     -
GROSS PROFIT                                                        -                     -

Selling, General & Administration                                   -                     -
Loss on Impairment of Assets                                        -                     -
One time cost                                                       -                     -
Restructuring                                                       -                    403
                                                                                          -
OPERATING INCOME                                                    -                  (403)
OTHER (INCOME) EXPENSE:                                             -
   Interest Expense, net                                            -                     -
   Related Party Interest Expense                                   -                     -
   (Gain)/loss on sale of assets                                    -                     -
   Minority interest                                                -                     -
   Other, net                                                       -                     -

INCOME BEFORE TAX                                                   -                  (403)
INCOME TAXES                                                        -                     -
NET INCOME                                                   $      -             $    (403)



In re: SLI Inc. et al.                                                       Case No.: 02-12599, 12600, 12602, 12606, 12608
                                                                          Reporting Period:  Sept. 30, 2002 - Oct. 27, 2002

                               BALANCE SHEET
                                 $US (000)

                                                                            Book Value at End of Current
SLI INC.(1)                                                                        Reporting Month

CURRENT ASSETS                                                                  October
   Cash and Cash Equivalents                                                           7,902
   Accounts Receivable                                                                14,503
   Income Tax Receivable                                                                   -
   Receivables from Shareholder                                                            -
   Inventories                                                                        12,805
   Prepaid Income Taxes                                                                    -
   Prepaid Expenses and Other Current Assets                                           2,492
   Intercompany Receivables                                                          848,739
TOTAL CURRENT ASSETS                                                                 886,441
PROPERTY AND EQUIPMENT
   Gross PPE                                                                          34,570
   Less:  Accumulated Depreciation                                                  (11,516)
TOTAL PROPERTY AND EQUIPMENT                                                          23,054
OTHER ASSETS
   Investments in Subsidiary                                                          81,636
   Goodwill                                                                            2,768
   Other Intangible Assets                                                             1,719
   Deferred Charges                                                                      810
   Other Assets                                                                          799
TOTAL ASSETS                                                                        $997,227
CURRENT LIABILITIES
   Short Term Notes Payable                                                                -
   Current Portion of Long-Term Debt                                                       -
   DIP Facility                                                                       11,700
   Current Portion of Capital Lease Obligations                                            -
   Accounts Payable                                                                    3,329
   Customer Deposits                                                                       -
   Accrued Legal Expenses                                                                  -
   Other Accrued Expenses                                                             15,295
   Accrued Start-up Costs                                                                  -
   Accrued Income Taxes Payable                                                        8,222
   Short-Term Deferred Taxes                                                               -
   Intercompany Payables                                                              11,381
TOTAL CURRENT LIABILITIES                                                             49,927
LONG-TERM DEBT, Less current portion                                                       -
SUBORDINATED DEBT DUE TO RELATED PARTY,                                                    -
Less Current Portion                                                                       -
OTHER LIABILITIES:
   Deferred Income Taxes                                                               2,825
   Pension Liability                                                                       -
   Long term capital lease obligations                                                     -
   Minority interest                                                                       -
   Other Long-Term Liabilities                                                         4,226
TOTAL OTHER LIABILITIES                                                                7,051
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                         379,703
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                                      419,957
STOCKHOLDER'S EQUITY
   Common Stock                                                                          190
   Additional Paid-in Capital                                                        230,150
   Retained Earnings                                                                (89,741)
   Currency Translation Adjustment                                                      (10)
   Less:  Treasury Stock at Cost                                                           -
TOTAL LIABILITIES AND OWNERS EQUITY                                                  140,589
TOTAL LIABILITIES AND OWNERS EQUITY                                                 $997,227

NOTE:  Subject to quarter end review and adjustments.

(1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag
      International, Inc., Chicago-Miniature Lamp-Sylvania Lighting
      International, Inc., CML Air, Inc


In re: SLI Lighting Products                                                                                   Case No.: 02-12603
                                                                                Reporting Period:  Sept. 30, 2002 - Oct. 27, 2002

                                 BALANCE SHEET
                                   $US (000)

                                                                        Book Value at End of Current
SLI LIGHTING PRODUCTS                                                         Reporting Month
CURRENT ASSETS                                                                   October

   Cash and Cash Equivalents                                                      111
   Accounts Receivable                                                          6,416
   Income Tax Receivable                                                            -
   Receivables from Shareholder                                                     -
   Inventories                                                                 12,884
   Prepaid Income Taxes                                                             -
   Prepaid Expenses and Other Current Assets                                      447
   Intercompany Receivables                                                   189,687
TOTAL CURRENT ASSETS                                                          209,545
PROPERTY AND EQUIPMENT
   Gross PPE                                                                    4,428
   Less:  Accumulated Depreciation                                              (685)
TOTAL PROPERTY AND EQUIPMENT                                                    3,743
OTHER ASSETS
   Investments in Subsidiary                                                        -
   Goodwill                                                                         -
   Other Intangible Assets                                                          -
   Deferred Charges                                                                 -
   Other Assets                                                                 3,232
TOTAL ASSETS                                                                 $216,520
CURRENT LIABILITIES
   Short Term Notes Payable                                                         -
   Current Portion of Long-Term Debt                                                -
   DIP Facility                                                                     -
   Current Portion of Capital Lease Obligations                                     -
   Accounts Payable                                                               546
   Customer Deposits                                                                -
   Accrued Legal Expenses                                                           -
   Other Accrued Expenses                                                       2,647
   Accrued Start-up Costs                                                           -
   Accrued Income Taxes Payable                                                   (5)
   Short-Term Deferred Taxes                                                        -
   Intercompany Payables                                                        7,583
TOTAL CURRENT LIABILITIES                                                      10,771
LONG-TERM DEBT, Less current portion                                                -
SUBORDINATED DEBT DUE TO RELATED PARTY,                                           135
Less Current Portion                                                                -
OTHER LIABILITIES:
   Deferred Income Taxes                                                            -
   Pension Liability                                                                -
   Long term capital lease obligations                                              -
   Minority Interest                                                                -
   Other Long-Term Liabilities                                                     14
TOTAL OTHER LIABILITIES                                                            14
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                    3,597
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                               239,432
STOCKHOLDER'S EQUITY
   Common Stock                                                                    10
   Additional Paid-in Capital                                                  51,000
   Retained Earnings                                                          (88,439)
   Currency Translation Adjustment                                                  -
   Less:  Treasury Stock at Cost                                                    -
TOTAL LIABILITIES AND OWNERS EQUITY                                           (37,429)
TOTAL LIABILITIES AND OWNERS EQUITY                                          $216,520

NOTE:  Subject to quarter end review and adjustments.


In re: SLI Lighting Company                                                                   Case No.: 02-12604
                                                               Reporting Period:  Sept. 30, 2002 - Oct. 27, 2002

                               BALANCE SHEET
                                 $US (000)

                                                                             Book Value at End of Current
SLI LIGHTING COMPANY                                                                Reporting Month
CURRENT ASSETS                                                                         October

   Cash and Cash Equivalents                                                           -
   Accounts Receivable                                                                 -
   Income Tax Receivable                                                               -
   Receivables from Shareholder                                                        -
   Inventories                                                                         -
   Prepaid Income Taxes                                                                -
   Prepaid Expenses and Other Current Assets                                           7
   Intercompany Receivables                                                        4,120
TOTAL CURRENT ASSETS                                                               4,127
PROPERTY AND EQUIPMENT
   Gross PPE                                                                         783
   Less:  Accumulated Depreciation                                                  (135)
TOTAL PROPERTY AND EQUIPMENT                                                         648
OTHER ASSETS
   Investments in Subsidiary                                                           -
   Goodwill                                                                            -
   Other Intangible Assets                                                             -
   Deferred Charges                                                                    -
   Other Assets                                                                      400
TOTAL ASSETS                                                                      $5,175
CURRENT LIABILITIES
   Short Term Notes Payable                                                            -
   Current Portion of Long-Term Debt                                                   -
   DIP Facility                                                                        -
   Current Portion of Capital Lease Obligations                                        -
   Accounts Payable                                                                    -
   Customer Deposits                                                                   -
   Accrued Legal Expenses                                                              -
   Other Accrued Expenses                                                              6
   Accrued Start-up Costs                                                              -
   Accrued Income Taxes Payable                                                        -
   Short-Term Deferred Taxes                                                           -
   Intercompany Payables                                                               -
TOTAL CURRENT LIABILITIES                                                              6
LONG-TERM DEBT, Less current portion                                                   -
SUBORDINATED DEBT DUE TO RELATED PARTY,                                                -
Less Current Portion                                                                   -
OTHER LIABILITIES:
   Deferred Income Taxes                                                               -
   Pension Liability                                                                   -
   Long term capital lease obligations                                                 -
   Minority interest                                                                   -
   Other Long-Term Liabilities                                                         -
TOTAL OTHER LIABILITIES                                                                -
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                           -
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                                        -
STOCKHOLDER'S EQUITY
   Common Stock                                                                        -
   Additional Paid-in Capital                                                      8,592
   Retained Earnings                                                              (3,423)
   Currency Translation Adjustment                                                     -
   Less:  Treasury Stock at Cost                                                       -
TOTAL LIABILITIES AND OWNERS EQUITY                                                5,169
TOTAL LIABILITIES AND OWNERS EQUITY                                               $5,175

NOTE:  Subject to quarter end review and adjustments.


In re: SLI Lighting Solutions                                                                   Case No.: 02-12605
                                                                Reporting Period:  Sept. 30, 2002 -  Oct. 27, 2002

                               BALANCE SHEET
                                 $US (000)

                                                                     Book Value at End of Current
SLI LIGHTING SOLUTIONS                                                     Reporting Month
CURRENT ASSETS                                                                October

   Cash and Cash Equivalents                                                           -
   Accounts Receivable                                                             1,866
   Income Tax Receivable                                                               -
   Receivables from Shareholder                                                        -
   Inventories                                                                         -
   Prepaid Income Taxes                                                                -
   Prepaid Expenses and Other Current Assets                                           -
   Intercompany Receivables                                                          569
TOTAL CURRENT ASSETS                                                               2,435
PROPERTY AND EQUIPMENT
   Gross PPE                                                                           -
   Less:  Accumulated Depreciation                                                     -
TOTAL PROPERTY AND EQUIPMENT                                                           -
OTHER ASSETS
   Investments in Subsidiary                                                           -
   Goodwill                                                                            -
   Other Intangible Assets                                                             -
   Deferred Charges                                                                    -
   Other Assets                                                                        -
TOTAL ASSETS                                                                      $2,435
CURRENT LIABILITIES
   Short Term Notes Payable                                                            -
   Current Portion of Long-Term Debt                                                   -
   DIP Facility                                                                        -
   Current Portion of Capital Lease Obligations                                        -
   Accounts Payable                                                                    -
   Customer Deposits                                                                   -
   Accrued Legal Expenses                                                              -
   Other Accrued Expenses                                                            209
   Accrued Start-up Costs                                                              -
   Accrued Income Taxes Payable                                                        -
   Short-Term Deferred Taxes                                                           -
   Intercompany Payables                                                               -
TOTAL CURRENT LIABILITIES                                                            209
LONG-TERM DEBT, Less current portion                                                   -
SUBORDINATED DEBT DUE TO RELATED PARTY,                                                4
Less Current Portion                                                                   -
OTHER LIABILITIES:
   Deferred Income Taxes                                                               -
   Pension Liability                                                                   -
   Long term capital lease obligations                                                 -
   Minority interest                                                                   -
   Other Long-Term Liabilities                                                         -
TOTAL OTHER LIABILITIES                                                                -
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                         226
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                                   50,497
STOCKHOLDER'S EQUITY
   Common Stock                                                                        -
   Additional Paid-in Capital                                                     17,002
   Retained Earnings                                                             (65,503)
   Currency Translation Adjustment                                                     -
   Less:  Treasury Stock at Cost                                                       -
TOTAL LIABILITIES AND OWNERS EQUITY                                              (48,501)
TOTAL LIABILTIES AND OWNERS EQUITY                                                $2,435

NOTE:  Subject to quarter end review and adjustments.


In re:  SLI Inc. et al.                                                            Case No.:  02-12599 through 02-12608
                                                                       Reporting Period: Sept. 30, 2002 - Oct. 27, 2002


                      Consolidated Debt Questionnaire


Must be Completed Each Month                                                       Yes/No

1. Have any assets been sold or transferred outside the normal course                No
of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in             No
possession account this reporting period? If yes, provide an explanation.

3. Have all postpetition tax returns been timely filed? If no,                       Yes
provide an explanation.

4. Are workers compensation, general liability and other necessary                   Yes
insurance coverages in effect? If no, provide an explanation.



In re:  SLI Inc. et al.                                                                 Case No.:  02-12599 through 02-12608
                                                                           Reporting Period: Sept. 30, 2002 - Oct. 27, 2002


                                                   Accounts Receivable Aging
                                                          $US (000)


   Accounts Receivable Aging             Current     1-30     31-60      61+       Total      Other AR   Allowance   Total A/R

SLI Inc.(1)                 02-12608      $6,477    $4,074    $1,682     $2,933    $15,166     $230       $(893)      $14,503
SLI Lighting Products       02-12603       5,577     1,005       261      2,754      9,597        -      (3,181)        6,416
SLI Lighting Company        02-12604           -         -         -          -          -        -           -            -
SLI Lighting Solutions      02-12605           -        47         -      2,538      2,585        -        (720)        1,865
Total                                    $12,054    $5,126    $1,943     $8,225    $27,348     $230     $(4,794)      $22,784

----------

(1)  SLI Inc. consolidated includes the following entities: SLI Inc., Chicago
     Miniature Optoelectronic Technologies, Inc., Electro-Mag International,
     Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc.



In re:  SLI Inc. et al.                                                                     Case No.:  02-12599 through 02-12608
                                                                                 Reporting Period: Sept. 30, 2002 - Oct. 27, 2002


                     Accounts Receivable Reconciliation
                                 $US (000)


 Accounts Receivable Reconciliation            SLI, Inc.(1)    SLI Lighting     SLI Lighting     SLI Lighting
                                                                 Products         Company         Solutions
                                                02-12608         02-12603        02-12604         02-12605

Total Accounts Receivable at the                  $14,605          $9,500          $-               $2,585
beginning of the reporting period

+ Amounts billed during the period                  6,610           4,143           -                    -

- Amounts collected during the period             (6,338)         (4,094)           -                    -

+ Adjustments                                         289              48           -                    -

Total Accounts Receivable at the end of           $15,166          $9,597          $-               $2,585
the reporting period


----------------

These figures are based on gross Accounts Receivable. These figures do not include allowance for doubtful accounts.

(1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc


In re:  SLI Inc. et al.                                                           Case No.:  02-12599 through 02-12608
                                                                      Reporting Period: Sept. 30, 2002 - Oct. 27, 2002


                       Summary of Post Petition Debts
                                 $US (000)


Accounts Payable Aging            Case #                 Current             Past Due              Total

SLI Inc. (1)                      02-12608                $3,329                    -             $3,329
SLI Lighting Products             02-12603                   546                    -                546
SLI Lighting Company              02-12604                     -                    -                  -
SLI Lighting Solutions            02-12605                     -                    -                  -

Total                                                     $3,875                   $-             $3,875

--------

(1)  SLI Inc. consolidated includes the following entities: SLI Inc., Chicago
     Miniature Optoelectronic Technologies, Inc., Electro-Mag International,
     Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML
     Air, Inc


                        UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF DELAWARE



In re                                      | Case No. 02-12599 through
SLI, INC.,                                 | 02-12608
CHICAGO MINIATURE OPTOELECTRONIC           |
TECHNOLOGIES, INC.,                        |
ELECTRO-MAG INTERNATIONAL, INC.,           |
CHICAGO-MINIATURE LAMP-SYLVANIA            | Chapter 11
LIGHTING INTERNATIONAL, INC.,              |
SLI LIGHTING PRODUCTS, INC.,               | Judge Honorable Mary F. Walrath
SLI LIGHTING COMPANY,                      |
SLI LIGHTING SOLUTIONS, INC., AND          |
CML AIR, INC.,                             |
                                           |
Debtors.                                   |
-------------------------------------------


STATE OF MASSACHUSETTS   )
                         )
COUNTY OF NORFORK        )


         STEPHEN N. CUMMINGS, hereby declares and states:

         1. I am Executive Vice President of Finance and Tax for SLI, Inc. ("SLI"), a corporation organized under the laws of the State of Oklahoma and one of the Debtors and Debtors in possession in the above-captioned chapter
11 cases (the "Debtors"). SLI is the direct or indirect parent of each of the other Debtors. I am familiar with the Debtors' day-to-day operations, business affairs and books and records.

         2. All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtor, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

         3. To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns and made all required postpetition tax payments in connection therewith on a timely basis.


Dated:  December 4, 2002                    Respectfully submitted,
Canton, Massachusetts

                                            /s/ Stephen N. Cummings
                                            -----------------------------
                                            Stephen N. Cummings
                                            Executive Vice President
                                            SLI, Inc.